SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934

Filed by Registrant [ X ]
Filed by a Party other than the Registrant [    ]
Check the appropriate box:

[ X ]	Preliminary Proxy Statement
[    ]	Definitive Proxy Statement
[    ]	Definitive Additional Materials
[    ]	Soliciting Material Pursuant to Sec. 240.14a-11(c) or
Sec. 240.14a-12

 . . . . . . . . . . . . . . . . . . . . . . . . . . . .CIM High
Yield Securities . . . . . . . . . . . . . . . . . . . . . . . . .
 . . . . . . .
(Name of Registrant as Specified In Its Charter)

 . . . . . . . . . . . . . . . . . . . . . . . . . . . .Gail A.
Hanson, Secretary. . . . . . . . . . . . . . . . . . . . . .
(Name of Person(s) Filing Proxy Statement)

Payment of Filing Fee (Check the appropriate box):

[ X ]	No fee required.

[     ]	Fee computed on table below per Exchange Act Rules
14a-6(i)(4) and 0-11.

1)	Title of each class of securities to which transactions
applies:

2)	Aggregate number of securities to which transaction applies:

3)	Per unit price or other underlying value of transaction
computed
	pursuant to Exchange Act Rule 0-11 (Set forth the amount on which
	the filing fee is calculated and state how it was determined):

4)	Proposed maximum aggregate value of transaction:

5)	Total fee paid:

[    ]	Fee paid previously with preliminary materials.

[    ]	Check box if any part of the fee is offset as provided
by Exchange Act Rule 0-11(a)(2) and identity the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.


1)	Amount Previously Paid:

2)	Form, Schedule or Registration Statement No.:

3)	Filing Party:

4)	Date Filed:	August 1, 1997







                            CIM HIGH YIELD SECURITIES
                               ONE EXCHANGE PLACE
                           BOSTON, MASSACHUSETTS 02109

                                   ----------

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                          TO BE HELD ON OCTOBER 8, 1997

                                   ----------

To the Shareholders of
 CIM HIGH YIELD SECURITIES:

    Notice is hereby given that the Annual Meeting of Shareholders of CIM High Yield Securities (the "Fund"), a Massachusetts business trust, will be held at the offices of Bingham, Dana & Gould LLP, 150 Federal Street, Boston, Massachusetts 02110, at 10:00 a.m., on October 8, 1997, for the following purposes:

       1.  To elect one (1) Trustee of the Fund (PROPOSAL 1).

       2. To ratify the selection of KPMG Peat Marwick LLP as independent auditors for the Fund for the fiscal year ending December 31, 1997 (PROPOSAL 2).

       3. To change the fundamental investment restriction regarding securities subject to restrictions to exclude certain Rule 144A securities (PROPOSAL 3).

       4. To transact such other business as may properly come before the meeting or any adjournment thereof.

    The Board of Trustees has fixed the close of business on August 11, 1997, as the record date for the determination of shareholders entitled to notice of and to vote at the meeting.

                                 By order of the Board of Trustees,

                                 GAIL A. HANSON
                                 Secretary

August 21, 1997


--------------------------------------------------------------------------------
    SHAREHOLDERS  WHO DO NOT  EXPECT TO ATTEND  THE  MEETING  ARE  REQUESTED  TO
  PROMPTLY COMPLETE, SIGN, DATE AND RETURN THE PROXY CARD IN THE ENCLOSED ENVELOPE WHICH NEEDS NO POSTAGE IF MAILED IN THE CONTINENTAL UNITED STATES. INSTRUCTIONS FOR THE PROPER EXECUTION OF PROXIES ARE SET FORTH ON THE INSIDE COVER.
--------------------------------------------------------------------------------







                   INSTRUCTIONS FOR SIGNING PROXY CARDS

    The following general rules for signing proxy cards may be of assistance to you and avoid the time and expense to the Fund involved in validating your vote if you fail to sign your proxy card properly.

    1. Individual Accounts: Sign your name exactly as it appears in the registration on the proxy card.

    2. Joint Accounts: Either party may sign, but the name of the party signing should conform exactly to a name shown in the registration.

    3. All Other Accounts: The capacity of the individual signing the proxy should be indicated unless it is reflected in the form of registration. For example:


                         REGISTRATION                                    VALID SIGNATURE
                         ------------                                    ---------------

CORPORATE ACCOUNTS
------------------
(1) ABC Corp. ....................................................ABC Corp.
(2) ABC Corp. ....................................................John Doe, Treasurer
(3) ABC Corp.
    c/o John Doe, Treasurer ......................................John Doe
(4) ABC Corp. Profit Sharing Plan ................................John Doe, Trustee

TRUST ACCOUNTS
--------------
(1) ABC Trust ....................................................Jane B. Doe, Trustee
(2) Jane B. Doe, Trustee .........................................Jane B. Doe
    u/t/d 12/28/78

CUSTODIAL OR ESTATE ACCOUNTS
----------------------------
(1) John B. Smith, Cust.
    f/b/o John B. Smith, Jr. UGMA ................................John B. Smith
(2) John B. Smith ................................................John B. Smith, Jr., Executor







                            CIM HIGH YIELD SECURITIES
                               ONE EXCHANGE PLACE
                           BOSTON, MASSACHUSETTS 02109

                                   ----------

                         ANNUAL MEETING OF SHAREHOLDERS
                                 OCTOBER 8, 1997

                                   ----------

                                 PROXY STATEMENT

    This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Trustees of CIM High Yield Securities (the "Fund") for use at the Annual Meeting of Shareholders of the Fund to be held at 10:00 a.m., on October 8, 1997, at the offices of Bingham, Dana & Gould LLP, 150 Federal Street, Boston, Massachusetts, 02110 and at any adjournments thereof (collectively, the "Meeting"). A Notice of Annual Meeting of Shareholders and a proxy card accompany this Proxy Statement. Proxy solicitations will be made primarily by mail, but such solicitations may also be made by telephone, telegraph or personal interviews conducted by officers or employees of the Fund; Chancellor LGT Asset Management, Inc. ("Chancellor LGT"), the investment adviser of the Fund; and First Data Investor Services Group, Inc. ("Investor Services Group"), the administrator and transfer agent of the Fund, or any of their affiliates. The costs of proxy solicitation and expenses incurred in connection with the preparation of this Proxy Statement and its enclosures will be paid by the Fund. The Fund will also reimburse brokerage firms and others for their expenses in forwarding solicitation material to the beneficial owners of Fund shares. The Fund's most recent annual and semi-annual reports are available upon request, without charge, by writing to Investor Services Group, One Exchange Place, P.O. Box 1376, Boston, Massachusetts, 02109 or calling 1-800-331-1710. This Proxy Statement and the form of proxy will first be mailed to shareholders on or about August 21, 1997.

    If the enclosed proxy is properly executed and returned in time to be voted at the Meeting, the shares represented thereby will be voted in accordance with the instructions marked thereon. Unless instructions to the contrary are marked thereon, a proxy will be voted FOR the election of the nominee as Trustee, FOR the selection of auditors, FOR the change in the fundamental investment restriction regarding securities subject to restrictions to exclude certain Rule 144A securities, and FOR any other matters deemed appropriate. Proxies that reflect abstentions and "broker non-votes" (i.e., shares held by brokers or nominees as to which (i) instructions have not been received from the beneficial owners or the persons entitled to vote and (ii) the broker or nominee does not have discretionary voting power on a particular matter) will be counted as shares that are present and entitled to vote on the matter for purposes of determining the presence of a quorum. With respect to the election of Trustees and the selection of auditors, neither abstentions nor broker non-votes have any effect on the outcome. Any shareholder who has given a proxy has the right to revoke it at any time prior to its exercise either by attending the Meeting and voting his or her shares in person, or by submitting a letter of revocation or a later-dated proxy to the Fund at the above address prior to the date of the Meeting.













    In the event that a quorum is not present at the Meeting, or in the event that a quorum is present at the Meeting but sufficient votes to approve any of the proposals are not received, the persons named as proxies may propose one or more adjournments of the Meeting to permit further solicitation of proxies. Any such adjournment will require the affirmative vote of a majority of those shares represented at the Meeting in person or by proxy. If a quorum is present, the persons named as proxies will vote those proxies which they are entitled to vote FOR all the proposals to be considered at the adjourned meeting in favor of such an adjournment, and will vote those proxies required to be voted AGAINST any such proposal against any such adjournment. A shareholder vote may be taken on one or more of the proposals in this Proxy Statement prior to any such adjournment if sufficient votes have been received for approval. Under the By-Laws of the Fund, a quorum is constituted by the presence in person or by proxy of the holders of more than 50% of the outstanding shares of the Fund entitled to vote at the Meeting.

    The close of business on August 11, 1997, has been fixed as the record date for the determination of shareholders entitled to notice of and to vote at the Meeting and all adjournments thereof.

    The Fund has one class of shares of beneficial interest, par value $.01 per share. On the record date, August 11, 1997, there were shares outstanding (the "Shares"). Each of such Shares is entitled to one vote at the Meeting, and fractional Shares are entitled to proportionate shares of one vote. To the knowledge of the Board of Trustees, as of August 11, 1997, no single shareholder or "group" (as that term is used in Section 13(d) of the Securities Exchange Act of 1934 (the "1934 Act")) beneficially owned more than 5% of the Fund's outstanding Shares. Information as to beneficial ownership is based on reports filed with the Securities and Exchange Commission ("SEC") by such holders.

    As of August 11, 1997, Cede & Co., a nominee partnership of Depository Trust Company, located at 7 Hanover Square, New York, New York 10004, held or % of the Fund's Shares. Of the shares held by Cede & Co., Smith Barney Inc., located at American Express Tower, World Financial Center, New York, New York 10285, held or % of the Fund's Shares; Prudential Securities Incorporated, located at 100 Gold Street, New York, New York 10292 held or % of the Fund's Shares; Interstate/ Johnson Lane Corporation, located at Interstate Tower, P.O. Box 1012, Charlotte, North Carolina 28201, held or % of the Fund's Shares and Merrill Lynch, Pierce, Fenner & Smith Incorporated, located at North Tower, World Financial Center, New York, New York 10281, held
    or     % of the Fund's Shares.

    As of August 11, 1997, the Trustees and officers as a group owned less than 1% of the Fund's outstanding Shares.

    In order that your Shares may be represented at the Meeting, you are requested to:

    -- indicate your instructions on the proxy card;

    -- date and sign the proxy card;

    -- mail the proxy card promptly in the enclosed envelope which requires no postage if mailed in the continental United States; and

    -- allow sufficient time for the proxy to be received before 5:00 p.m., on October 7, 1997.



                                       2







PROPOSAL 1: ELECTION OF TRUSTEE.

    At the Meeting, one (1) of the four Trustees of the Fund is to be elected, to hold office for a period of three years and until his successor is elected and qualified. The Board of Trustees is divided into three classes. Each year the term of office of one class will expire. The nominee is currently a Trustee of the Fund and has indicated that he will serve, if elected, but if he should be unable to serve, the proxy will be voted FOR any other person determined by the persons named in the proxy in accordance with their judgment.

                                                                                               SHARES OF
                                                                                               THE FUND
                       NAME, AGE, PRINCIPAL OCCUPATION                          SERVED AS     BENEFICIALLY
                          AND OTHER DIRECTORSHIPS+                              A TRUSTEE      OWNED AS OF
                         DURING THE PAST FIVE YEARS                               SINCE      AUGUST 11, 1997
                         --------------------------                               -----      ---------------
JOHN F. NICKOLL, age 62 ....................................................      1987
  Trustee;  Director,  Chairman,  President and Chief  Executive  Officer of The
   Foothill  Group Inc.,  a  commercial  finance and asset  management  company;
   Chairman  and  Chief  Executive  Officer  of  Foothill  Capital  Corporation;
   Director,  OrNda  HealthCorp,  a provider of health care services;  Director,
   Regency Health Services, Inc., a provider of acute nursing and rehabilitative care,  home health care, care for the mentally  disabled and  developmentally disabled individuals.

    The following Trustees of the Fund will continue to serve in such capacity until their terms of office expire and the successors are elected and qualified:

                                                                                               SHARES OF
                                                                                               THE FUND
                       NAME, AGE, PRINCIPAL OCCUPATION                          SERVED AS     BENEFICIALLY
                          AND OTHER DIRECTORSHIPS+                              A TRUSTEE      OWNED AS OF
                         DURING THE PAST FIVE YEARS                               SINCE      AUGUST 11, 1997
                         --------------------------                               -----     ---------------
DR. BRUCE H. OLSON, age 62 .................................................      1987
  Trustee;   Professor  of  Finance,  Miami  University  (Ohio);  Trustee,
   Olde Custodian Fund; Trustee, Summit Investment Trust; term expires 1998.

DR. DONALD RATAJCZAK, age 54 ...............................................      1987
  Chairman of the Board of Trustees; Director, Economic Forecasting Center,
   Georgia  State University; Professor, Georgia State University; Director,
   Morrison  Fresh Cooking; Director, Ruby Tuesday, Inc.; Director, Morgan,
   Keegan & Company; term expires 1999.

*ROBERT G. WADE, JR., age 70 ...............................................      1987
  Trustee; Director, Chancellor LGT; prior to 1997, Chairman of the Board,
   Chancellor Trust Company, Chancellor Capital Management, Inc. and Chancellor
   Senior Secured Management, Inc.; term expires 1999.

---------
+ Directorships or Trusteeships of companies required to report to the
  SEC.
* "Interested  person" of the Fund as defined in the  Investment  Company Act of
  1940 ("1940 Act") by reason of his affiliation with Chancellor LGT.



                                       3





    The principal executive officers of the Fund are listed in the table below, along with certain additional information. Each officer of the Fund will hold such office until a successor has been elected by the Board of Trustees.



                     NAME, AGE AND PRINCIPAL OCCUPATION                                   OFFICE (YEAR
                         DURING THE PAST FIVE YEARS                                      FIRST ELECTED)
                         --------------------------                                      --------------
ROBERT G. WADE, JR., age 70 ................................................ ...........President (1988)
  Retired; prior to February 1997, Chairman of the Board, Chancellor Trust Company,
   Chancellor Capital Management, Inc. and Chancellor Senior Secured Management,
   Inc.

DANIEL S. BALDWIN, age 45 .................................................. ............Vice President and
  Managing Director of Chancellor LGT and LGT Asset Management Inc. since February       Portfolio Manager (1987)
   1997; prior to February 1997, Managing Director of Chancellor Trust Company
   and Chancellor Capital Management, Inc.

JEFFREY M. TRONGONE, age 39 ................................................ .............Vice President and
  Managing Director and Chief Financial Officer of Chancellor LGT and LGT Asset           Treasurer (1989)
   Management Inc. since February 1997; prior to February 1997, Managing Director and Chief Financial Officer of Chancellor Trust Company and Chancellor Capital
   Management, Inc.

GAIL A. HANSON, age 55 ..................................................... ..............Secretary (1997)
  Counsel,  Investor Services Group (since September,  1994); prior to September
   1994, associate, Bingham, Dana & Gould.

    Section 16(a) of the 1934 Act requires the Fund's officers and Trustees and persons who beneficially own more than ten percent of the Fund's shares to file reports of ownership with the SEC, the American Stock Exchange, Inc., and the Fund. Based solely upon its review of the copies of such forms received by it and written representations from certain of such persons, the Fund believes that during its fiscal year ended December 31, 1996, all such filing requirements applicable to such persons were complied with.

    All Trustees not affiliated with the Fund or Chancellor LGT, receive $1,000 as compensation for each board meeting and each committee meeting attended and an annual fee of $6,000, plus reimbursement for travel and out-of-pocket expenses. The aggregate remuneration paid to Trustees by the Fund for the fiscal year ended December 31, 1996, amounted to $41,157 (including reimbursement for travel and out-of-pocket expenses). The Board of Trustees held five meetings during the 1996 fiscal year. Each of the Trustees attended at least 75% of the meetings. The Board of Trustees has an Audit Committee consisting of Messrs. Nickoll, Olson and Ratajczak. The Audit Committee met once during the fiscal year ended December 31, 1996, and all member Trustees were present at the meeting. The


                                       4







Audit Committee reviews the scope and results of the Fund's annual audit with the Fund's independent auditors and recommends the engagement of such independent auditors. The Board of Trustees performs the functions of a nominating committee.

    The following table sets forth certain information regarding the compensation of the Fund's Trustees for the fiscal year ended December 31, 1996. The officers of the Fund receive no compensation from the Fund for serving in such capacity.

                            COMPENSATION TABLE


                                                                PENSION OR
                                                                RETIREMENT          TOTAL
                                                                 BENEFITS       COMPENSATION
                                                 AGGREGATE      ACCRUED AS        FROM THE
               NAME OF PERSON                  COMPENSATION    PART OF FUND     FUND COMPLEX
                AND POSITION                   FROM THE FUND     EXPENSES     PAID TO TRUSTEES
                ------------                   -------------     --------     ----------------
Dr. Donald Ratajczak .......................     $12,000           $0             $12,000
  Chairman of the Board of Trustees

Dr. Bruce H. Olson  ........................      12,000            0              12,000
  Trustee
John F. Nickoll  ...........................      12,000            0              12,000
  Trustee
Robert G. Wade, Jr.  .......................          0             0                0
  President and Trustee

REQUIRED VOTE

    Election of the listed nominee for Trustee requires the affirmative vote of the holders of a majority of the Shares of the Fund represented at the Meeting in person or by proxy.

PROPOSAL 2: RATIFICATION OF THE SELECTION OF INDEPENDENT AUDITORS.

    KPMG Peat Marwick LLP ("KPMG"), New York, New York, has served as independent auditors for the Fund since its commencement of operations on November 18, 1987 and has been selected to serve in such capacity for the Fund's fiscal year ending December 31, 1997 by at least a majority of those members of the Board of Trustees who are not "interested persons" (as defined in the 1940
Act) of the Fund or Chancellor LGT. KPMG has no direct or indirect material financial interest in the Fund or Chancellor LGT. It is expected that representatives of KPMG will not attend the Meeting, but will be available by telephone to respond to appropriate questions.

REQUIRED VOTE

    Ratification of the selection of KPMG as independent auditors for the Fund requires the affirmative vote of the holders of a majority of the Shares of the Fund represented at the Meeting in person or by proxy.


                                       5









PROPOSAL 3: APPROVAL OF CHANGE TO FUNDAMENTAL INVESTMENT RESTRICTION.

    The Fund has adopted investment restrictions that govern its operations. Fundamental investment restrictions may not be changed without the approval of the shareholders of the Fund. One of the Fund's fundamental investment restrictions is the following:

       "The Fund may not invest in securities which are subject to legal or contractual restrictions on resale if, as a result thereof, more than 20% of the total assets of the Fund, taken at market value, would be invested in such securities."

This restriction would apply to securities which are not registered under the Securities Act of 1933, as amended (the "1933 Act") and which are subject to limitations on resale.

    Since the commencement of the Fund in 1987 when the above investment restriction was adopted, the institutional market for unregistered securities has greatly expanded. In recognition of the increased size and importance of this segment of the securities market and to facilitate the development of efficient trading of unregistered securities among institutional investors, the SEC in April 1990 adopted Rule 144A under the 1933 Act. Rule 144A securities sold to qualified institutional buyers ("Rule 144A Securities") from the registration requirements of the 1933 Act. Since adoption of the rule, Rule 144A Securities have become an important part of the high yield market and many are readily resold in the institutional marketplace with no liquidity problems.

    The Fund's holdings of Rule 144A Securities could technically be subject to the Fund's 20% limitation on securities that have restrictions on resale. The Board of Trustees on April 2, 1997 determined that Rule 144A Securities that the investment adviser determines to be liquid should not be considered restricted securities for the purpose of application of the Fund's fundamental investment restriction described above. The Board made this determination after consideration of the broad market for and overall liquidity of Rule 144A Securities and because the technical restrictions on the resale of Rule 144A Securities have had no practical impact on the ability of the Fund to sell them in the relevant market. Further, the Board recommended that the matter be submitted to shareholders for their consideration and approval at the next annual shareholders' meeting.

    In order to exclude Rule 144A Securities from the Fund's investment restriction regarding restricted securities, it is proposed that the investment restriction be amended to read as follows:

       The Fund may not invest in securities which are subject to legal or contractual restrictions or resale if, as a result thereof, more than 20% of the total assets of the Fund, taken at market value, would be invested in securities, provided that securities that are not registered under the Securities Act of 1933, as amended, but that are sold pursuant to Rule 144A of such Act and that the Adviser determines to be liquid shall not be subject to the foregoing limitation.

REQUIRED VOTE

    The proposal to amend the Fund's fundamental investment restriction requires approval by a majority of the shares of the Fund which means the lesser of (i) more than 50% of the outstanding shares of the Fund or (ii) 67% or more of the outstanding shares of the Fund present at the meeting if holders of more than 50% of the Fund's outstanding shares are represented in person or by proxy.


                                       6








                          ADDITIONAL INFORMATION

THE ADMINISTRATOR

    Investor Services Group, the Fund's Administrator, is a wholly-owned subsidiary of First Data Corporation. Investor Services Group is located at One Exchange Place, Boston, Massachusetts 02109. Investor Services Group is a leading provider of full service mutual fund shareholder and recordkeeping services. In addition to its mutual fund transfer agent and recordkeeping service, Investor Services Group provides complementary services through its own subsidiary business units.

                   DATE TO SUBMIT SHAREHOLDER PROPOSALS

    A shareholder proposal intended to be presented at the Fund's 1998 Annual Meeting must be received by the Fund on or before April 28, 1998, in order to be considered for inclusion in the Fund's proxy statement and form of proxy relating to that meeting.

                 OTHER MATTERS TO COME BEFORE THE MEETING

No business other than the matters described above is expected to come before the Meeting, but should any other matter requiring a vote of shareholders arise, including any question as to an adjournment or postponement of the Meeting, the persons named on the enclosed proxy card will vote thereon according to their best judgment in the interests of the Fund. In determining whether to adjourn the Meeting, the following factors may be considered: the nature of the proposals which are the subject of the Meeting, the percentage of votes actually cast, the percentage of actual negative votes, the nature of any further solicitation and the information to be provided to shareholders with respect to the reasons for such solicitation.

August 21, 1997

--------------------------------------------------------------------------------
 IT IS IMPORTANT THAT PROXIES BE RETURNED PROMPTLY. SHAREHOLDERS WHO DO NOT EXPECT TO ATTEND THE MEETING ARE THEREFORE URGED TO COMPLETE, SIGN, DATE AND RETURN THE PROXY CARD AS SOON AS POSSIBLE IN THE ENCLOSED STAMPED ENVELOPE.
--------------------------------------------------------------------------------



                                      7








CIM HIGH YIELD SECURITIES
PROXY SOLICITED BY THE BOARD OF TRUSTEES


	The undersigned hereby appoints Jeffrey M. Trongone, Daniel
S. Baldwin and Gail A. Hanson, and each of them, attorneys and proxies for the undersigned, with full power of substitution and revocation, to represent the undersigned and to vote on behalf of the undersigned all shares of CIM High Yield Securities which the undersigned is entitled to vote at the Annual Meeting of Shareholders of the Fund to be held at the offices of Bingham, Dana & Gould LLP, 150 Federal Street, Boston, Massachusetts 02110 on October 8, 1997, at 10:00 a.m., and any adjournments thereof. The undersigned hereby acknowledges receipt of the Notice of Meeting and Proxy Statement, and hereby instructs said attorneys and proxies to vote said shares as indicated hereon. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Meeting. A majority of the proxies present and acting at the Meeting in person or by substitute (or, if only one shall be so present, then that one) shall have and may exercise all of the power and authority of said proxies hereunder. The undersigned hereby revokes any proxy previously given.


CONTINUED AND TO BE SIGNED ON REVERSE SIDE 	SEE REVERSE SIDE

*Please mark votes as in this example.

This proxy, if properly executed, will be voted in the manner directed by the undersigned shareholder. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR ELECTION OF THE ONE NOMINEE AS
TRUSTEE AND FOR PROPOSALS 2 AND 3.

1.  ELECTION OF TRUSTEE:
Nominee:  John F. Nickoll	* FOR	* WITHHELD

	*
		For all nominees except as noted above

2.  To ratify the selection of KPMG Peat Marwick LLP as
     independent auditors for the Fund.	*FOR	* AGAINST	*
ABSTAIN

3.  To change the fundamental investment restriction regarding securities subject to restrictions to exclude certain Rule
144A
     securities.	* FOR	*AGAINST	*ABSTAIN






MARK HERE						PLEASE SIGN, DATE, AND
RETURN PROMPTLY IN THE ENCLOSED ENVELOPE.
FOR ADDRESS						Note:  Please sign
exactly as your name appears on this Proxy.  If joint owners,
EITHER may CHANGE AND						sign this
Proxy.  When signing as attorney, executor, administrator,
trustee, guardian or
NOTE BELOW        *					corporate officer,
please give your full title.






Date:			, 1997

							Signature




P:\SHARED\3RDPARTY\CIM\PROXY\SCH1497.DOC